SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 24, 2000

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

            Connecticut                     001-13135            06-1475343
         (State or other                    (Commission          (IRS Employer
        jurisdiction of incorporation)      File Number)          Identification
                                                                  No.)

       One State Street, Hartford, Connecticut             06102-5024
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)

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Item 5.  Other Events

On July 24, 2000, HSB Group, Inc. (the "Company") issued press releases reporting its second quarter earnings and the declaration of a regular quarterly dividend. Included herewith as Exhibits 99(i) and 99(ii) are the Company's press releases related to these announcements and such information is incorporated herein by reference.


Item 7.  Exhibits.

99(i). Press  release dated July 24, 2000  announcing  second  quarter  results.

99(ii).Press release dated July 24, 2000 announcing the declaration of a quarterly dividend of 44 cents per share payable on October 26, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   HSB Group, Inc.


Dated: July 24, 2000                                /s/ R. Kevin Price
                                                    R. Kevin Price
                                                    Senior Vice President
                                                    and Corporate Secretary